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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to this inclusion in the Registration Statement on Amendment No. 2 to Form S-1 (File No. 333-35715) of our report dated April 12, 1997, on our audits of the consolidated financial statements of Brylane Inc. We also consent to the reference to our Firm under the caption, "Experts."

                                          /s/ Coopers & Lybrand L.L.P.

                                          COOPERS & LYBRAND L.L.P.

Columbus, Ohio

October 10, 1997